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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       September 30, 1999
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                                Bioenvision Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                        0-24875                   11-3375915
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 (State or other jurisdiction         (Commission            (I.R.S. Employer
  of incorporation)                   File Number)          Identification No.)


One Rockefeller Plaza - Suite 1600, New York, New York            10020
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:          (212) 445-6581
                                                    ----------------------------


                  590 Madison Avenue, New York, New York 10022
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          (Former Name or Former Address, if Changed Since Last Report)



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                           CURRENT REPORT ON FORM 8-K

                                BIOENVISION INC.

                               September 30, 1999

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1)(i) Bioenvision Inc., a Delaware corporation (the "Company"), and its former auditors, Graf Repetti & CO., LLP ("Graf Repetti") have agreed to terminate their relationship as of September 30, 1999.

         (a)(1)(ii) During the period from inception on August 16, 1996 through and including June 30, 1998, and for the interim period from July 1, 1998 through March 31, 1999, Graf Repetti's reports on the Company's financial statements neither contained any adverse opinions or disclaimers of opinions nor were qualified or modified as to uncertainty, except that Graf Repetti's auditors' report on the Company's consolidated financial statements for the fiscal period ended June 30, 1998 expressed substantial doubt about the Company's ability to continue as a going concern owing to the Company's losses from operations and net capital deficiency.

         (a)(1)(iii) The decision to terminate its relationship with Graf Repetti was recommended and approved by the Board of Directors and was based upon the Company's need to have auditors with international auditing capability.

         (a)(1)(iv) During the fiscal period commencing with inception on August 16, 1996 and ended June 30, 1998, and for the interim period from July 1, 1998 through March 31, 1999, there were no disagreements with Graf Repetti on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Graf Repetti, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         (a)(2) Pursuant to action approved by the Company's Board of Directors, the Company retained Ernst & Young as of October 1, 1999.

         (a)(3) The Company provided Graf Repetti with the above disclosures prior to filing this Current Report on Form 8-K with the Commission, and is filing herewith Graf Repetti's response to those disclosures pursuant to Item 304(a)(3) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  Not Applicable.

         (b)      Pro Forma financial information.

                  Not Applicable.


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         (c)      Exhibits.

                  Exhibit No.  Description
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                      16       Letter of Graf Repetti & Co., LLP dated
                               September 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BIOENVISION INC.

                                            By:/s/ CHRISTOPHER B. WOOD
                                               --------------------------------
                                                   Christopher B. Wood
                                                   Chairman of the Board
                                                   and Chief Executive Officer




Date:    September 30,1999

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                                  EXHIBIT INDEX
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Exhibit No.     Description
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   16           Letter of Graf Repetti & Co., LLP dated September 30, 1999.